MERRILL LYNCH
FEDERAL
SECURITIES TRUST





FUND LOGO




Annual Report

August 31, 1999


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Trust unless accompanied or preceded by the Trust's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Federal Securities Trust
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH FEDERAL SECURITIES TRUST


DEAR SHAREHOLDER

Economic Environment
US economic growth paused briefly in the second quarter of 1999 as gross domestic product (GDP) growth rose just 1.8% compared to 4.3% in the first quarter. Much of the second quarter decline was attributable to reduced business inventories and decreased Government spending, which subtracted 1.5% from GDP growth. Consumer spending, although down slightly from the first quarter, still rose a healthy 4.6% in the second quarter and remains the most important catalyst in the ongoing six-year economic expansion. We expect GDP growth to rebound in the third quarter because of continued strong consumer demand and a reversal of the business inventory depletion in the second quarter.

US interest rates rose during the quarter ended August 31, 1999, as the US Federal Reserve Board tightened monetary policy. Citing "continuing strains within the labor markets" coupled with "uncertainty over future productivity gains," Federal Reserve Board Chairman Alan Greenspan raised interest rates on two separate occasions from 4.75% to 5.25% during the period. While current broad market inflationary indicators show overall inflation to be near 33-year lows, the Federal Reserve Board raised interest rates in a pre-emptive measure to counter potential future inflationary pressures resulting from imbalances within the US labor market. The core consumer price index, a widely watched inflation index that excludes the volatile food and energy sectors, was up just 1.6% in 1999 on an annualized basis through August. This is the slowest rate of inflation since 1966.

Nonetheless, we see some sectors of the US economy that are stressed and could experience inflationary pressures. First, with the US unemployment rate near a 30-year low of 4.2%, labor markets remain tight. Although average hourly earnings in 1999 are up a modest 3.7% through August, there are pockets within the economy where labor shortages exist and wage gains are well exceeding the average earnings rate. Second, crude oil prices have risen more than 60% year-to-date through August 1999. While oil prices are typically volatile, we would expect these higher prices to ultimately affect the energy-dependent sectors of the US economy, such as transportation, should these price advances hold. Finally, despite rising interest rates in 1999, the US housing market remains strong. New home sales reached their second-highest level ever recorded in July 1999. More important, new home construction appears to be constrained by capacity shortages rather than slowing demand, which is being reflected in rising home prices. According to the national home price index, home prices rose 5.4% year-to-date through June 1999, compared with a yearly average price gain of just 3.0% in the 1990s.

We expect the Federal Reserve Board to remain vigilant in its watch over inflation, and we believe it could ultimately raise interest rates again this year. However, we do not expect a protracted series of interest rate hikes at this time. In addition, we feel the United States is well along in the remediation of potential computer-related Year 2000 problems. As such, we are hopeful there will not be major Year 2000 disruptions in the United States at year-end. However, we believe there are some regions of the world where Year 2000-related problems could possibly develop. Should these Year 2000 difficulties become magnified and fears of a global recession spread, it may be possible for US interest rates to move lower in a "flight to quality" toward the US financial markets. In any event, we expect the Federal Reserve Board to provide sufficient liquidity to the US financial system at year end should credit strains develop from Year 2000-related events.

Fiscal Year In Review
During the year ended August 31, 1999, yield spreads on mortgage-backed securities (MBS) were, and continue to be, very attractive. For example, while five-year and 10-year Treasury note yields ended the fiscal year at 5.87% and 5.98%, respectively, a Government National Mortgage Association (GNMA) 7.00% MBS traded at a discount price, just below $97. Favorable factors such as attractive coupons, discount prices, and any prepayments that come in at $100 are all capable of enhancing MBS yield spreads. As a result, for most of the fiscal year the Fund was almost entirely invested in MBS with little or no Treasury or cash positions.


Merrill Lynch Federal Securities Trust
August 31, 1999


The Trust benefited from our strategy to be heavily weighted in MBS since the MBS market outperformed Treasury issues for the fiscal year ended August 31, 1999. The unmanaged Salomon Smith Barney (SSB) Mortgage Index, the benchmark for MBS performance, outperformed the unmanaged SSB Treasury Index by 183 basis points (1.83%). The SSB Mortgage Index also outperformed the unmanaged SSB Broad Index and the unmanaged SSB Corporate Index by 102 basis points and 69 basis points, respectively. The Trust further benefited from a heavy allocation in 15-year MBS, as these shorter-term MBS significantly outperformed their 30-year MBS counterparts. The super-seasoned, high-coupon MBS also performed well as actual prepayment speeds slowed and prepayment fears subsided.

However, interest rates generally moved higher during the fiscal year. Five-year and ten-year Treasury notes moved higher by approximately 100 basis points. Short-term interest rates (one year and less) moved higher but the move was less than half that of longer-term interest rates. Thus, the yield curve steepened significantly. With interest rates moving higher, prices declined-- all but offsetting the coupon return. For example, a GNMA 7% MBS had a total return of just +1.72%, comparing favorably to the total returns of five-year and ten-year Treasury notes of +0.36% and -3.37% respectively, during the 12 months ended August 31, 1999.

As we begin a new fiscal year, we believe that interest rates will move moderately lower, allowing coupon income to be the most significant component of total return. Additionally, we anticipate the very wide yield spread between MBS and comparable average life Treasury securities may narrow to more historical norms, and this could provide an incremental total return advantage to MBS. In these circumstances, MBS could perform well relative to Treasury issues.

In Conclusion
We thank you for your continued investment in Merrill Lynch Federal Securities Fund, and we look forward to discussing our outlook and strategy with you in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Gregory Mark Maunz)
Gregory Mark Maunz
Senior Vice President and Portfolio Manager



October 4, 1999


Merrill Lynch Federal Securities Trust
August 31, 1999


PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Trust through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results*
                                                                                                  Ten Years/
                                                              12 Month          3 Month        Since Inception   Standardized
As of August 31, 1999                                       Total Return      Total Return       Total Return     30-Day Yield
ML Federal Securities Trust Class A Shares                     +1.24%           -0.92%              +39.96%          6.22%
ML Federal Securities Trust Class B Shares                     +0.46            -1.22               +45.35           5.70
ML Federal Securities Trust Class C Shares                     +0.41            -1.23               +34.39           5.65
ML Federal Securities Trust Class D Shares                     +0.98            -1.09               +97.39           5.98

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Trust's ten-year/since inception periods are from 10/21/94 for Class A & Class C Shares, from 12/23/91 for Class B Shares and ten years for Class D Shares.


Merrill Lynch Federal Securities Trust
August 31, 1999


PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's
Class A Shares and Class C Shares compared to growth of an investment in the Salomon Brothers Mortgage Index:

                                     10/21/94**       8/99

ML Federal Securities Trust++--
Class A Shares*                       $ 9,600        $13,436

ML Federal Securities Trust++--
Class C Shares*                       $10,000        $14,439

Salomon Brothers Mortgage
Index++++                             $10,000        $14,475

A line graph depicting the growth of an investment in the Fund's
Class B Shares compared to growth of an investment in the Salomon
Brothers Mortgage Index. Beginning and ending values are:

                                     12/23/91**        8/99

ML Federal Securities Trust++--
Class B Shares*                       $10,000        $14,535

Salomon Brothers Mortgage
Index++++                             $10,000        $16,269


A line graph depicting the growth of an investment in the Fund's
Class D Shares compared to growth of an investment in the Salomon
Brothers Mortgage Index. Beginning and ending values are:

                                       8/88           8/99

ML Federal Securities Trust++--
Class D Shares*                       $ 9,600        $18,950

Salomon Brothers Mortgage
Index++++                             $10,000        $21,854


[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++The Trust invests primarily in US Government and Government agency securities, including GNMA mortgage-backed certificates and other mortgage-backed Government securities.
++++This unmanaged Index reflects the performance of a capital market weighting of the outstanding agency-issued mortgage-backed securities. The starting date for the Index in the Class B Shares' graph is from 12/31/91.

Past performance is not predictive of future performance.



Merrill Lynch Federal Securities Trust
August 31, 1999


PERFORMANCE DATA (concluded)


Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/99                         +3.36%         -0.77%
Inception (10/21/94)
through 6/30/99                            +7.58          +6.65

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 6/30/99                         +2.57%         -1.33%
Five Years Ended 6/30/99                   +6.29          +6.29
Inception (12/23/91)
through 6/30/99                            +5.21          +5.21

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 6/30/99                         +2.52%         +1.55%
Inception (10/21/94)
through 6/30/99                            +6.69          +6.69

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**
Class D Shares*

Year Ended 6/30/99                         +3.10%         -1.02%
Five Years Ended 6/30/99                   +6.84          +5.97
Ten Years Ended 6/30/99                    +7.22          +6.78

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


Merrill Lynch Federal Securities Trust
August 31, 1999


SCHEDULE OF INVESTMENTS
                                                           Face        Interest        Original Maturity           Value
Issue                                                     Amount         Rate               Date(s)              (Note 1a)

US Government Agency Mortgage-Backed Obligations*--100.4%
Federal Home Loan Mortgage Corporation     #W10002      $ 98,696,800      6.775(2)%         11/01/2003         $ 98,079,945
Mortgage-Backed Securities--Multi-Family+++


Federal Home Loan Mortgage Corporation                           549     10.00              7/01/2019                   592
Participation Certificates                                 7,565,079     10.50         9/01/2000--9/01/2020       8,192,439
                                                           1,850,569     11.00         8/01/2010--9/01/2020       2,019,786
                                                           1,842,386     11.50        12/01/2011--6/01/2020       2,028,399
                                                             820,092     12.00         5/01/2010--6/01/2020         906,829
                                                           1,488,569     12.50        10/01/1999--7/01/2019       1,644,292
                                                           2,261,030     13.00        12/01/2004--2/01/2016       2,522,641


Federal Home Loan Mortgage Corporation                       112,445      5.50              8/01/2000               111,763
Participation Certificates--Gold Program                     258,849      6.00              4/01/2009               249,723
                                                             186,559      6.50              9/01/2013               181,451
                                                          53,025,686      6.50        10/01/2028--7/01/2029      50,230,372
                                                          11,374,323      7.00         8/01/2011--2/01/2013      11,297,846
                                                          16,388,624      7.00              9/01/2028            15,941,580
                                                          14,484,383      7.50        5/01/2009--10/01/2011      14,630,381
                                                             459,381      7.50              8/01/2017               459,602
                                                          14,100,777      8.00         1/01/2007--7/01/2012      14,480,758
                                                             114,244      8.00              10/01/2027              115,986
                                                           4,029,176      8.50         1/01/2025--7/01/2025       4,158,384
                                                           2,467,076     10.50        10/01/2020--12/01/2020      2,681,309


Federal Home Loan Mortgage                 Trust 177      34,480,987      7.00              7/01/2026            33,875,239
Corporation REMICs**                       Trust 134         909,646      9.00(1)           4/15/2022               219,452
                                           Trust 1220      4,600,528     10.00              2/15/2022             4,641,858


Federal National Mortgage Association                        109,081      5.50(7)           4/01/2000               108,407
                                                           3,998,473      6.00(7)     12/01/1999--8/01/2000       3,974,554
                                                         180,008,471      6.00        11/01/2023--3/01/2029     165,633,396
                                                         339,455,140      6.50        12/01/2008--9/01/2028     326,081,157
                                                          69,100,000      7.00                TBA(11)            68,473,263
                                                                 385      7.50              1/01/2025                   384
                                                             625,615      8.00         9/01/2024--9/01/2027         634,441
                                                           6,872,829      8.50        5/01/2010--5/01/2018        7,125,068
                                                          13,630,129      8.50(3)            7/15/2023           13,970,882
                                                           9,208,775      9.50              3/01/2020             9,818,857
                                                               3,129     10.50              9/01/2000                 3,198
                                                          16,600,087     11.00        2/01/2011--11/01/2020      18,500,817
                                                              16,454     11.50              6/01/2015                18,305
                                                           1,034,068     13.00         8/01/2010--4/01/2015       1,170,424


Federal National Mortgage Association      #0160465       33,363,625      6.16(8)           8/01/2013            31,200,861
Mortgage-Backed Securities--               #0380332        9,512,335      6.195(7)          6/01/2005             9,156,718
Multi-Family+++                            #0375610       13,763,109      6.465(7)          6/01/2004            13,490,589
                                           #0380021        6,257,516      6.49(9)           1/01/2008             6,214,495
                                           #0073240        4,858,558      6.50(7)           11/01/2002            4,790,299
                                           #0073809       10,403,820      6.515(10)         12/01/2001           10,315,816
                                           #0073894          973,702      6.525(7)          12/01/2003              956,341
                                           #0073885          877,230      6.545(9)          1/01/2007               852,903
                                           #0073873          756,369      6.625(9)          2/01/2007               738,542
                                           #0073221        1,443,092      6.715(7)          10/01/2005            1,420,324
                                           #0375015       19,077,637      6.79(7)           4/01/2004            18,880,910


Merrill Lynch Federal Securities Trust
August 31, 1999


SCHEDULE OF INVESTMENTS (continued)

                                                           Face        Interest        Original Maturity           Value
Issue                                                     Amount         Rate               Date(s)              (Note 1a)

US Government Agency Mortgage-Backed Obligations* (concluded)
Federal National Mortgage Association      #0073915     $  1,497,416      6.87(9)  %        1/01/2007          $  1,480,248
Mortgage-Backed Securities--               #0073910       11,662,506      6.875(9)          1/01/2007            11,527,657
Multi-Family+++                            #0375043        3,525,485      6.895(9)          4/01/2007             3,487,435
(concluded)                                #0375007       11,924,150      6.94(9)           3/01/2007            11,824,015
                                           #0375012        3,232,410      6.95(9)           4/01/2007             3,206,986
                                           #0073944       13,672,462      6.96(9)           1/01/2007            13,575,240
                                           #0073952        2,744,225      6.96(9)           1/01/2007             2,725,110
                                           #0073946        5,330,226      6.97(9)           2/01/2007             5,295,350
                                           #0073969        7,880,610      7.05(9)           2/01/2007             7,862,281
                                           #0073962        4,628,146      7.085(9)          2/01/2007             4,625,268
                                           #0073967        4,499,033      7.105(9)          2/01/2007             4,480,756
                                           #0073992        2,556,468      7.115(9)          2/01/2007             2,558,934
                                           #0375069        1,064,934      7.122(9)          4/01/2007             1,062,272
                                           #0073943        1,432,967      7.18(4)           2/01/2019             1,410,129
                                           #0073608        4,780,255      7.49(9)           8/01/2006             4,875,502
                                           #0375052        4,674,480      7.50(9)           3/01/2027             4,604,363
                                           #0109076        2,142,231      7.59(9)           8/01/2006             2,194,741
                                           #0160024        5,075,535      7.625(9)          11/01/2003            5,096,155
                                           #0160095        7,094,633      7.66(9)           3/01/2004             7,218,177


Federal National Mortgage Association      98-M1-IO2      97,532,940      0.66779(1)        2/25/2013             4,510,898
Mortgage Backed Securities--               94-M1-IO       74,117,361      0.87(1)           10/25/2003            2,038,227
REMICs**--Multi-Family+++                  98-M3-B        10,960,597      6.45              8/17/2013            10,256,817
                                           94-M2-A         5,254,760      6.625             2/25/2001             5,258,176
                                           97-M8-A2       19,135,000      7.16              1/25/2022            19,024,591
                                           96-M3-A2       40,500,000      7.41              3/25/2021            40,221,563
                                           94-M3-B         6,349,503      7.71              4/25/2006             6,283,214
                                           94-M4-A         3,249,963      9.11              8/25/2026             3,227,619


Federal National Mortgage                  94-56-TB        5,239,230      6.50(1)           7/25/2022             1,547,819
Association REMICs**                       Trust 273       4,261,351      7.00(1)           7/01/2026             1,271,615
                                           96-W1-AL        9,329,292      7.25              3/25/2026             9,297,852
                                           93-123-S        7,524,562      8.95781++         7/25/2000             7,475,126
                                           97-5-SB         4,810,619      9.00              3/17/2019             4,849,663


Government National                                       92,812,673      6.50        10/15/2023--7/15/2029      87,585,318
Mortgage Association                                     193,207,865      7.00         4/15/2023--5/15/2029     187,335,105
                                                          77,876,509      7.50         1/15/2007--6/15/2028      77,485,243
                                                          57,607,679      8.00         1/15/2024--8/15/2026      58,464,839
                                                          23,181,784     10.00        12/15/2015--12/15/2021     25,320,727
                                                              73,625     10.50         1/15/2016--4/15/2021          81,526
                                                                 279     11.00              1/15/2016                   313
                                                               6,214     11.50              8/15/2013                 7,005


Total US Government Agency Mortgage-Backed Obligations (Cost--$1,691,292,585)                                 1,632,855,453

   Face
  Amount                                         Issue

Repurchase Agreements***--0.6%
$10,781,000                Morgan Stanley and Co., purchased on 8/31/1999 to yield 5.35% to 9/01/1999            10,781,000


Total Repurchase Agreements (Cost--$10,781,000)                                                                  10,781,000


Merrill Lynch Federal Securities Trust
August 31, 1999


SCHEDULE OF INVESTMENTS (concluded)
    Face                                                                                                           Value
   Amount                                          Issue                                                         (Note 1a)

US Government Agency Discount Obligations****--4.3%
$70,000,000                Federal National Mortgage Association, 5.09% due 9/20/1999                        $   69,806,100


Total US Government Agency Discount Obligations (Cost--$69,811,953)                                              69,806,100

                     Nominal Value                                                    Strike    Notification
Issue              Covered by Options                                                 Price         Date

Options Purchased--0.0%
Call Options          33,750,521    Government National Mortgage Association,
Purchased                           30-Year, 6.625% Adjustable Rate Mortgage(5)(6)      100     9/20/2011(5)         27,000


Total Options Purchased (Cost--$0)                                                                                   27,000


Total Investments (Cost--$1,771,885,538)--105.3%                                                              1,713,469,553


Options Written--0.0%

Put Options           33,750,521    Government National Mortgage Association,
Written                             30-Year, 6.625% Adjustable Rate Mortgage(5)(6)      100     9/20/2011(5)        (33,751)


Total Options Written (Premiums Received--$0)                                                                       (33,751)


Total Investments, Net of Options Written (Cost--$1,771,885,538)--105.3%                                      1,713,435,802

Liabilities in Excess of Other Assets--(5.3%)                                                                   (86,908,333)
                                                                                                             --------------
Net Assets--100.0%                                                                                           $1,626,527,469
                                                                                                             ==============



  (1)Represents the interest only portion of a mortgage-backed obligation.
  (2)Represents balloon mortgages that are non-amortizing and have 7-year original maturities.
  (3)Federal Housing Administration/Veterans' Administration Mortgages packaged by the Federal National Mortgage Association.
  (4)Represents balloon mortgages that amortize on a 22-year schedule and have 22-year original matuities.
  (5)Represents European style options which can be exercised only on the notification date. These options, when combined, represent a standby purchase commitment whereby the Trust is obligated to purchase the outstanding principal amount of specific GNMA, 30-year, 6.625% Adjustable Rate Mortgage pools as of September 20, 2011. For this commitment, the Trust receives a net .12% per annum based on the nominal value covered by the options.
  (6)Adjustable Rate Security. The interest rate resets annually at the 1-year Constant Maturing Treasury rate plus 1.5%, subject to a 1% annual adjustment cap and an 11% life cap.
  (7)Represents balloon mortgages that amortize on a 30-year schedule and have 7-year original maturities.
  (8)Represents balloon mortgages that amortize on a 15-year schedule and have 15-year original maturities.
  (9)Represents balloon mortgages that amortize on a 25 or 30-year schedule and have 10-year original maturities.
 (10)Represents balloon mortgages that amortize on a 30-year schedule and have 5-year original maturities.
 (11)Represents a "to-be-announced" (TBA) transaction. The Trust has committed to purchasing securities for which all specific infor-mation is not available at this time.
   ++Adjustable Rate Security. The interest rate resets periodically and inversely. The interest rate shown is the rate in effect as of August 31, 1999.
  +++Underlying multi-family loans have prepayment protection by means of lockout periods and/or yield maintenance premiums. *Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
   **Real Estate Mortgage Investment Conduits (REMICs).
  ***Repurchase Agreements are fully collateralized by US Government
     Agency Obligations.
 ****Certain US Government Agency Discount Obligations are traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Trust.


     See Notes to Financial Statements.


Merrill Lynch Federal Securities Trust
August 31, 1999


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of August 31, 1999
Assets:             Investments, at value (identified cost--$1,771,885,538)
                    (Note 1a)                                                                            $ 1,713,442,553
                    Options purchased, at value (cost--$0) (Notes 1a & 1c)                                        27,000
                    Receivables:
                      Interest                                                        $    10,152,189
                      Beneficial interest sold                                              1,694,653
                      Principal paydowns                                                      372,732         12,219,574
                                                                                      ---------------
                    Prepaid registration fees and other assets (Note 1f)                                         142,418
                                                                                                         ---------------
                    Total assets                                                                           1,725,831,545
                                                                                                         ---------------


Liabilities:        Options written, at value (premiums received--$0)
                    (Notes 1a & 1c)                                                                               33,751
                    Payables:
                      Securities purchased                                                 86,050,429
                      Beneficial interest redeemed                                          6,159,794
                      Custodian bank (Note 1i)                                              2,207,452
                      Dividends to shareholders (Note 1g)                                   2,060,602
                      Investment adviser (Note 2)                                             637,537
                      Distributor (Note 2)                                                    555,443         97,671,257
                                                                                      ---------------
                    Accrued expenses and other liabilities                                                     1,599,068
                                                                                                         ---------------
                    Total liabilities                                                                         99,304,076
                                                                                                         ---------------


Net Assets:         Net assets                                                                           $ 1,626,527,469
                                                                                                         ===============


Net Assets          Class A Shares of beneficial interest, $.10 par value, unlimited
Consist of:         number of shares authorized                                                          $     2,265,073
                    Class B Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                6,108,772
                    Class C Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                  497,898
                    Class D Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                8,499,606
                    Paid-in capital in excess of par                                                       1,865,312,762
                    Accumulated realized capital losses on investments--net (Note 5)                        (197,706,906)
                    Unrealized depreciation on investments--net                                              (58,449,736)
                                                                                                         ---------------
                    Net assets                                                                           $ 1,626,527,469
                                                                                                         ===============


Net Asset Value:    Class A--Based on net assets of $212,130,955 and 22,650,733
                    shares of beneficial interest outstanding                                            $          9.37
                                                                                                         ===============
                    Class B--Based on net assets of $571,968,878 and 61,087,715
                    shares of beneficial interest outstanding                                            $          9.36
                                                                                                         ===============
                    Class C--Based on net assets of $46,614,553 and 4,978,981
                    shares of beneficial interest outstanding                                            $          9.36
                                                                                                         ===============
                    Class D--Based on net assets of $795,813,083 and 84,996,057
                    shares of beneficial interest outstanding                                            $          9.36
                                                                                                         ===============

                    See Notes to Financial Statements.


Merrill Lynch Federal Securities Trust
August 31, 1999


FINANCIAL INFORMATION (continued)

Statement of Operations for the Year Ended August 31, 1999
Investment          Interest and discount earned                                                         $   116,068,495
Income              Other                                                                                        294,587
(Note 1e):                                                                                               ---------------
                    Total income                                                                             116,363,082
                                                                                                         ---------------

Expenses:           Investment advisory fees (Note 2)                                 $     8,460,586
                    Account maintenance and distribution fees--Class B (Note 2)             4,949,318
                    Account maintenance fees--Class D (Note 2)                              2,115,972
                    Transfer agent fees--Class D (Note 2)                                   1,378,861
                    Transfer agent fees--Class B (Note 2)                                   1,189,307
                    Transfer agent fees--Class A (Note 2)                                     414,647
                    Account maintenance and distribution fees--Class C (Note 2)               413,623
                    Custodian fees                                                            335,166
                    Accounting services (Note 2)                                              328,944
                    Printing and shareholder reports                                          197,882
                    Professional fees                                                         135,751
                    Transfer agent fees--Class C (Note 2)                                      92,478
                    Registration fees (Note 1f)                                                79,811
                    Trustees' fees and expenses                                                75,527
                    Pricing fees                                                               31,244
                    Loan interest expense                                                      16,544
                    Other                                                                      25,621
                                                                                      ---------------
                    Total expenses                                                                            20,241,282
                                                                                                         ---------------
                    Investment income--net                                                                    96,121,800
                                                                                                         ---------------

Realized &          Realized gain on investments--net                                                            212,585
Unrealized Gain     Change in unrealized appreciation/depreciation on
(Loss) on           investments--net                                                                         (79,217,590)
Investments--Net                                                                                         ---------------
(Notes 1c,          Net Increase in Net Assets Resulting from Operations                                 $    17,116,795
1e & 3):                                                                                                 ===============

                    See Notes to Financial Statements.


Merrill Lynch Federal Securities Trust
August 31, 1999


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                        For the Year Ended August 31,
Increase (Decrease) in Net Assets:                                                         1999                 1998
Operations:         Investment income--net                                            $    96,121,800    $   106,153,243
                    Realized gain on investments--net                                         212,585         20,630,277
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                      (79,217,590)        10,231,032
                                                                                      ---------------    ---------------
                    Net increase in net assets resulting from operations                   17,116,795        137,014,552
                                                                                      ---------------    ---------------


Dividends to        Investment income--net:
Shareholders          Class A                                                             (14,637,036)       (17,554,956)
(Note 1g):            Class B                                                             (32,646,717)       (33,639,686)
                      Class C                                                              (2,533,956)        (1,555,581)
                      Class D                                                             (46,304,091)       (53,403,020)
                                                                                      ---------------    ---------------
                    Net decrease in net assets resulting from dividends
                    to shareholders                                                       (96,121,800)      (106,153,243)
                                                                                      ---------------    ---------------


Beneficial          Net decrease in net assets derived from beneficial
Interest            interest transactions                                                (108,904,158)      (123,547,460)
Transactions                                                                          ---------------    ---------------
(Note 4):

Net Assets:         Total decrease in net assets                                         (187,909,163)       (92,686,151)
                    Beginning of year                                                   1,814,436,632      1,907,122,783
                                                                                      ---------------    ---------------
                    End of year                                                       $ 1,626,527,469    $ 1,814,436,632
                                                                                      ===============    ===============

                    See Notes to Financial Statements.


Merrill Lynch Federal Securities Trust
August 31, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                      Class A
The following per share data and ratios have been derived                                                   For the Period
from information provided in the financial statements.                                                     Oct. 21, 1994++
                                                                      For the Year Ended August 31,         to August 31,
Increase (Decrease) in Net Asset Value:                          1999        1998       1997       1996++++     1995++++
Per Share           Net asset value, beginning of period     $     9.80  $     9.64  $     9.40  $     9.61   $     9.16
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .55         .60         .64         .64          .58
                    Realized and unrealized gain (loss) on
                    investments--net                               (.43)        .16         .24        (.21)         .45
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations                .12         .76         .88         .43         1.03
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends from investment
                    income--net                                    (.55)       (.60)       (.64)       (.64)        (.58)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of period           $     9.37    $   9.80    $   9.64   $    9.40    $    9.61
                                                             ==========  ==========  ==========  ==========   ==========


Total Investment    Based on net asset value per share            1.24%       8.10%       9.66%       4.55%       11.56%+++
Return:**                                                    ==========  ==========  ==========  ==========   ==========


Ratios to Average   Expenses                                       .70%        .68%        .65%        .62%         .64%*
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income--net                        5.71%       6.18%       6.73%       6.64%        7.21%*
                                                             ==========  ==========  ==========  ==========   ==========


Supplemental        Net assets, end of period
Data:               (in thousands)                           $  212,131  $  277,568  $  278,103  $  231,651   $  223,237
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           58.16%     301.88%     349.05%     204.14%      260.34%
                                                             ==========  ==========  ==========  ==========   ==========



The following per share data and ratios have been derived
from information provided in the financial statements.                                Class B
                                                                           For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                          1999        1998       1997        1996++++    1995++++
Per Share           Net asset value, beginning of year       $     9.79  $     9.63  $     9.40  $     9.61   $     9.41
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .48         .53         .57         .57          .60
                    Realized and unrealized gain
                    (loss) on investments--net                     (.43)        .16         .23        (.21)         .20
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations                .05         .69         .80         .36          .80
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends from investment
                    income--net                                    (.48)       (.53)       (.57)       (.57)        (.60)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of year             $     9.36  $     9.79  $     9.63  $     9.40   $     9.61
                                                             ==========  ==========  ==========  ==========   ==========


Total Investment    Based on net asset value per
Return:**           share                                          .46%       7.28%       8.71%       3.72%        8.91%
                                                             ==========  ==========  ==========  ==========   ==========


Ratios to Average   Expenses                                      1.46%       1.45%       1.42%       1.39%        1.41%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income--net                        4.95%       5.42%       5.98%       5.87%        6.39%
                                                             ==========  ==========  ==========  ==========   ==========


Supplemental        Net assets, end of year
Data:               (in thousands)                           $  571,969  $  627,818  $  672,541  $  924,885   $1,262,985
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           58.16%     301.88%     349.05%     204.14%      260.34%
                                                             ==========  ==========  ==========  ==========   ==========

                   *Annualized.
                  **Total investment returns exclude the effects of sales charges. ++Commencement of operations.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Federal Securities Trust
August 31, 1999


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                      Class C
The following per share data and ratios have been derived                                                  For the Period
from information provided in the financial statements.                                                      Oct. 21, 1994++
                                                                     For the Year Ended August 31,          to August 31,
Increase (Decrease) in Net Asset Value:                        1999         1998        1997      1996++++    1995++++
Per Share           Net asset value, beginning of period     $     9.79  $     9.63  $     9.40  $     9.61   $     9.16
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .48         .52         .56         .56          .51
                    Realized and unrealized gain (loss)
                    on investments--net                            (.43)        .16         .23        (.21)         .45
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations                .05         .68         .79         .35          .96
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends from investment
                    income--net                                    (.48)       (.52)       (.56)       (.56)        (.51)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of period           $     9.36  $     9.79  $     9.63  $     9.40   $     9.61
                                                             ==========  ==========  ==========  ==========   ==========


Total Investment    Based on net asset value per share             .41%       7.23%       8.66%       3.67%       10.80%+++
Return:**                                                    ==========  ==========  ==========  ==========   ==========


Ratios to Average   Expenses                                      1.51%       1.51%       1.47%       1.43%        1.47%*
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income--net                        4.90%       5.35%       5.91%       5.82%        6.28%*
                                                             ==========  ==========  ==========  ==========   ==========


Supplemental        Net assets, end of period
Data:               (in thousands)                           $   46,614  $   43,038  $   28,723  $   22,672   $   15,621
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           58.16%     301.88%     349.05%     204.14%      260.34%
                                                             ==========  ==========  ==========  ==========   ==========


The following per share data and ratios have been derived
from information provided in the financial statements.                                Class D
                                                                            For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                          1999        1998       1997       1996++++     1995++++
Per Share           Net asset value, beginning of year       $     9.79  $     9.63  $     9.40  $     9.61   $     9.41
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .53         .58         .62         .62          .64
                    Realized and unrealized gain (loss) on
                    investments--net                               (.43)        .16         .23        (.21)         .20
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations                .10         .74         .85         .41          .84
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends from investment
                    income--net                                    (.53)       (.58)       (.62)       (.62)        (.64)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of year             $     9.36  $     9.79  $     9.63  $     9.40   $     9.61
                                                             ==========  ==========  ==========  ==========   ==========


Total Investment    Based on net asset value per share             .98%       7.84%       9.27%       4.28%        9.48%
Return:**                                                    ==========  ==========  ==========  ==========   ==========


Ratios to Average   Expenses                                       .95%        .93%        .90%        .87%         .89%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income--net                        5.47%       5.94%       6.49%       6.39%        6.91%
                                                             ==========  ==========  ==========  ==========   ==========


Supplemental        Net assets, end of year (in
Data:               thousands)                               $  795,813  $  866,013  $  927,756  $  942,388   $  976,161
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           58.16%     301.88%     349.05%     204.14%      260.34%
                                                             ==========  ==========  ==========  ==========   ==========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges. ++Commencement of operations.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.



Merrill Lynch Federal Securities Trust
August 31, 1999



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Federal Securities Trust (the "Trust") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Trust offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. The Trust employs Merrill Lynch Securities Pricing Service ("MLSPS"), an affiliate of Fund Asset Management, L.P. ("FAM"), to provide mortgage-backed securities prices for the Trust. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Securities with a remaining maturity of sixty days or less are valued on an amortized cost basis, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Trust.

(b) Repurchase agreements--The Trust invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Trust takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

(c) Derivative financial instruments--The Trust may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Futures contracts--The Trust may purchase or sell financial futures contracts. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time is was closed.

* Options--The Trust is authorized to write and purchase call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums paid or received).


Merrill Lynch Federal Securities Trust
August 31, 1999


Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) and extended delivery fees are recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(h) Dollar rolls--The Trust sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date. As of August 31, 1999, no dollar rolls were in effect.

(i) Custodian bank--The Fund recorded an amount payable to the Custodian Bank reflecting an overnight overdraft which resulted from management estimates of available cash.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Trust has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee based upon the average daily value of the Trust's net assets at the following rate:


Portion of Average Daily Value of Net Assets:        Rate

Not exceeding $500 million                          .500%

In excess of $500 million but not
exceeding $1 billion                                .475%

In excess of $1 billion but not
exceeding $1.5 billion                              .450%

In excess of $1.5 billion but not
exceeding $2 billion                                .425%

In excess of $2 billion but not
exceeding $2.5 billion                              .400%

In excess of $2.5 billion but not
exceeding $3.5 billion                              .375%

In excess of $3.5 billion but not
exceeding $5 billion                                .350%

In excess of $5 billion but not
exceeding $6.5 billion                              .325%

Exceeding $6.5 billion                              .300%

Pursuant to the Distribution Plans adopted by the Trust in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                     Account       Distribution
                                 Maintenance Fee        Fee

Class B                                .25%            .50%
Class C                                .25%            .55%
Class D                                .25%             --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Trust. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.


Merrill Lynch Federal Securities Trust
August 31, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)


For the year ended August 31, 1999, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Trust's Class A and Class D Shares as follows:

                                        MLFD         MLPF&S

Class A                                $1,003        $ 7,262
Class D                                $9,300        $79,530

For the year ended August 31, 1999, MLPF&S received contingent deferred sales charges of $1,122,692 and $40,079 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $32,048 relating to transactions subject to front-end sales charge waivers in Class D Shares.

During the year ended August 31, 1999, the Trust paid MLSPS $20,131 for security price quotations to compute the net asset value of the Trust.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Trust's transfer agent.

Accounting services are provided to the Trust by FAM at cost.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, PFD, FDS, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1999 were $1,034,673,670 and $1,098,726,450, respectively.

Net realized gains for the year ended August 31, 1999 and net unrealized gains (losses) as of August 31, 1999 were as follows:


                                     Realized     Unrealized
                                      Gains     Gains (Losses)

Long-term investments               $ 212,585   $(58,437,132)
Short-term investments                     --         (5,853)
Options purchased                          --         27,000
Options written                            --        (33,751)
                                    ---------   ------------
Total                               $ 212,585   $(58,449,736)
                                    =========   ============


As of August 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $59,202,412, of which $7,354,197 related to appreciated securities and $66,556,609 related to depreciated securities. The aggregate cost of investments, including options, at August 31, 1999 for Federal income tax purposes was $1,772,644,965.

Transactions in call options written for the year ended August 31, 1999 were as follows:


                                  Nominal Value
                                    Covered by     Premiums
Call Options Written                 Options       Received

Outstanding call options
written, beginning of year          5,000,000     $    43,750
Options exercised                  (5,000,000)        (43,750)
                                 ------------     -----------
Outstanding call options
written, end of year                       --     $        --
                                 ============     ===========


Transactions in put options written for the year ended August 31, 1999 were as follows:


                                  Nominal Value
                                   Covered by      Premiums
Put Options Written                 Options        Received
Outstanding put options
written, beginning of year         62,307,095     $        --
Options expired                   (28,556,574)             --
                                 ------------     -----------
Outstanding put options
written, end of year               33,750,521     $        --
                                 ============     ===========


4. Shares of Beneficial Interest:
Net decrease in net assets derived from beneficial interest transactions was $108,904,158 and $123,547,460 for the years ended August 31, 1999 and August 31, 1998, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Year                         Dollar
Ended August 31, 1999                 Shares        Amount

Shares sold                        12,813,289    $124,580,867
Shares issued to share-
holders in reinvestment
of dividends                          166,732       1,617,633
                                 ------------    ------------
Total issued                       12,980,021     126,198,500
Shares redeemed                   (18,663,271)   (181,013,495)
                                 ------------    ------------
Net decrease                       (5,683,250)   $(54,814,995)
                                 ============    ============


Merrill Lynch Federal Securities Trust
August 31, 1999


Class A Shares for the Year                         Dollar
Ended August 31, 1998                 Shares        Amount

Shares sold                        13,202,465    $128,750,132
Shares issued to share-
holders in reinvestment of
dividends                             254,895       2,485,246
                                 ------------    ------------
Total issued                       13,457,360     131,235,378
Shares redeemed                   (13,982,880)   (136,346,353)
                                 ------------    ------------
Net decrease                         (525,520)   $ (5,110,975)
                                 ============    ============


Class B Shares for the Year                         Dollar
Ended August 31, 1999                 Shares        Amount

Shares sold                        27,185,080    $265,154,843
Shares issued to share-
holders in reinvestment of
dividends                           1,975,204      19,124,825
                                 ------------    ------------
Total issued                       29,160,284     284,279,668
Automatic conversion of
shares                             (2,637,770)    (25,588,976)
Shares redeemed                   (29,540,384)   (285,824,416)
                                 ------------    ------------
Net decrease                       (3,017,870)   $(27,133,724)
                                 ============    ============


Class B Shares for the Year                         Dollar
Ended August 31, 1998                 Shares        Amount

Shares sold                        19,836,450    $193,489,767
Shares issued to share-
holders in reinvestment of
dividends                           1,975,074      19,252,425
                                 ------------    ------------
Total issued                       21,811,524     212,742,192
Automatic conversion of
shares                             (3,018,862)    (29,418,409)
Shares redeemed                   (24,498,009)   (238,728,047)
                                 ------------    ------------
Net decrease                       (5,705,347)   $(55,404,264)
                                 ============    ============


Class C Shares for the Year                         Dollar
Ended August 31, 1999                 Shares        Amount

Shares sold                         4,011,973    $ 39,152,041
Shares issued to share-
holders in reinvestment of
dividends                             188,808       1,826,208
                                 ------------    ------------
Total issued                        4,200,781      40,978,249
Shares redeemed                    (3,616,701)    (35,058,808)
                                 ------------    ------------
Net increase                          584,080    $  5,919,441
                                 ============    ============


Class C Shares for the Year                         Dollar
Ended August 31, 1998                 Shares        Amount

Shares sold                         3,350,763    $ 32,718,073
Shares issued to share-
holders in reinvestment of
dividends                             104,882       1,022,406
                                 ------------    ------------
Total issued                        3,455,645      33,740,479
Shares redeemed                    (2,042,370)    (19,919,667)
                                 ------------    ------------
Net increase                        1,413,275    $ 13,820,812
                                 ============    ============


Class D Shares for the Year                         Dollar
Ended August 31, 1999                 Shares        Amount

Shares sold                        12,696,069    $123,050,803
Automatic conversion of
shares                              2,637,770      25,588,976
Shares issued to share-
holders in reinvestment of
dividends                           2,234,700      21,633,063
                                 ------------    ------------
Total issued                       17,568,539     170,272,842
Shares redeemed                   (21,002,540)   (203,147,722)
                                 ------------    ------------
Net decrease                       (3,434,001)   $(32,874,880)
                                 ============    ============


Class D Shares for the Year                         Dollar
Ended August 31, 1998                 Shares        Amount

Shares sold                        12,691,687    $123,584,021
Automatic conversion of
shares                              3,019,197      29,418,409
Shares issued to share-
holders in reinvestment of
dividends                           2,664,814      25,974,732
                                 ------------    ------------
Total issued                       18,375,698     178,977,162
Shares redeemed                   (26,253,382)   (255,830,195)
                                 ------------    ------------
Net decrease                       (7,877,684)   $(76,853,033)
                                 ============    ============


5. Capital Loss Carryforward:
At August 31, 1999, the Trust had a net capital loss carryforward of approximately $192,441,000, of which $175,708,000 expires in 2003 and $16,733,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.


Merrill Lynch Federal Securities Trust
August 31, 1999


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch Federal Securities Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Federal Securities Trust as of August 31, 1999, the related statements of operations for the year then ended, and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Federal Securities Trust as of August 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
October 7, 1999
</AUDIT-REPORT>


Merrill Lynch Federal Securities Trust
August 31, 1999


OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
Joe Grills, Trustee
Walter Mintz, Trustee
Robert S. Salomon Jr., Trustee
Melvin R. Seiden, Trustee
Stephen B. Swensrud, Trustee
Arthur Zeikel, Trustee
Gregory Mark Maunz, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Jeffrey B. Hewson, Vice President
Donald C. Burke, Vice President and Treasurer
Ira P. Shapiro, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863